Geographic Information and Concentrations of Risk (Tables)	9 Months Ended
Sep. 30, 2024
Segment Reporting [Abstract]
Schedule of Geographic Concentrations of Net Revenue

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
United States and Canada	$51,072	$40,181	$137,356	$129,458
Europe (including United Kingdom)	$2,866	$1,172	4,243	1,242
Other	$94	$4	1,558	667
Total	$54,032	$41,357	$143,157	$131,367